SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-5491	75-0759420
(Commission file Number	(IRS Employer Identification No.)

2800 Post Oak Boulevard
Suite 5450
Houston, Texas 77056-6127
(Address of principal executive office, including zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

The following information is disclosed pursuant to Item 5 – Other Events and Regulation FD Disclosure.

A schedule summarizing the Offshore Rig Utilization of Rowan Companies, Inc. for January 2004 is attached as Exhibit 99.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

99	Rowan Companies, Inc. Offshore Rig Utilization for January 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.

Date: February 19, 2004	By:	/s/ E. E. THIELE
E. E. Thiele
Senior Vice President - Administration, Finance and Treasurer (Principal Financial Officer)

INDEX TO EXHIBITS

EXHIBIT DESCRIPTION

Exhibit
Number	Exhibit Description

99	Rowan Companies, Inc. Offshore Rig Utilization for January 2004

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